Global Net Lease, Inc.

Supplemental Information

Quarter ended September 30, 2015 (unaudited)

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Forward-looking Statements:

This supplemental package includes “forward looking statements”. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Annual Report on Form 10-K for the year ended December 31, 2014 of Global Net Lease, Inc. (the “Company”), including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business,” and (ii) in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2014, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

2

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Non-GAAP Definitions

This section includes non-GAAP financial measures, including Funds from Operations, Core Funds from Operations, Adjusted Funds from Operations, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization, Net Operating Income, and Cash Net Operating Income. A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measure, which is net income, is provided below.

Funds from Operations, Core Funds from Operations and Adjusted Funds from Operations

Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to net income or loss as determined under accounting principles generally accepted in the United States ("GAAP").

We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the "White Paper"). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property but including asset impairment writedowns, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT's definition.

The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, and straight-line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time, especially if not adequately maintained or repaired and renovated as required by relevant circumstances or as requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative. Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. However, FFO, core funds from operations ("Core FFO") and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do and/or calculate Core FFO and/or AFFO differently than we do. Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs.

3

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Non-GAAP Definitions

We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO facilitates comparisons of operating performance between periods and between other REITs in our peer group.

Changes in the accounting and reporting promulgations under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that were put into effect in 2009 and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT's definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses for all industries as items that are expensed under GAAP, that are typically accounted for as operating expenses.

Core FFO is FFO, excluding acquisition and transaction related costs as well as certain other costs that are considered to be non-core, such as charges relating to the Listing Note and listing related fees. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make dividend payments to stockholders. In evaluating investments in real estate, we differentiate the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition and transaction related costs as well as non-core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties.

We exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. We also exclude dividends on Class B Units as the related shares are assumed to have converted to common stock in our calculation of fully diluted weighted average shares of common stock. In addition, by excluding non-cash income and expense items such as amortization of above-market and below-market leases intangibles, amortization of deferred financing costs, straight-line rent and equity-based compensation from AFFO, we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing profitability of our portfolio of properties. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that are not making a significant number of acquisitions. Investors are cautioned that AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as it excludes certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.

4

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Non-GAAP Definitions

In calculating AFFO, we exclude certain expenses, which under GAAP are characterized as operating expenses in determining operating net income. These expenses are paid in cash by us, and therefore such funds will not be available to distribute to investors. All paid and accrued merger, acquisition and transaction related fees and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired will also have negative effects on returns to investors, the ability to fund dividends or distributions in the future, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price of the property and certain other expenses. AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income in determining cash flow from operating activities. In addition, we view fair value adjustments as items which are unrealized and may not ultimately be realized. We view both gains and losses from fair value adjustments as items which are not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the properties. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such changes that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information.

As a result, we believe that the use of FFO, Core FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

5

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Non-GAAP Definitions

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization, Net Operating Income, Cash Net Operating Income and Adjusted Cash Net Operating Income.

We believe that earnings before interest, taxes, depreciation and amortization adjusted for acquisition and transaction-related expenses, other non-cash items and including our pro-rata share from unconsolidated joint ventures ("Adjusted EBITDA") is an appropriate measure of our ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs.

Net operating income ("NOI") is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition and transaction-related expenses, depreciation and amortization, other non-cash expenses and interest expense. NOI is adjusted to include our pro rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity.

Cash NOI is NOI presented on a cash basis, which is NOI after eliminating the effects of straight-lining of rent and the amortization of above and below market leases.

6

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Key Metrics
As of and for the three months ended September 30, 2015
Amounts in thousands, except per share data, ratios and percentages

Financial Results
Rental income	$ 47,836
Net income attributable to stockholders	5,432
Net income attributable to stockholders per diluted share	$ 0.03
Cash NOI	43,294
Adjusted EBITDA	39,981
AFFO	31,162
AFFO per diluted share	0.18

Distributions declared per share - third quarter	0.18
Dividend yield - annualized, based on quarter end share price of $9.20	7.7%
Dividend payout ratio - third quarter	97.3%

Balance Sheet and Capitalization
Equity market capitalization - based on quarter end share price of $9.20	$ 1,554,217
Net debt	1,213,502
Enterprise value	2,767,719

Total capitalization	2,799,799

Total consolidated debt	1,244,784
Gross assets	2,562,238
Liquidity	36,680

Common shares outstanding as of Sep 30, 2015 (thousands)	168,937
Share price, end of quarter	$ 9.20

Net debt to enterprise value	43.3%
Net debt to adjusted EBITDA	7.6x

Weighted-average interest rate cost	2.5%
Weighted-average debt maturity (years)[1]	3.3

Real Estate Portfolio
Number of properties	329
Number of tenants	86

Square footage (millions)	18.7
Occupancy	100.0%
Weighted-average remaining lease term (years)	11.5

Acqusitions - third quarter	$ 207,824

Footnotes:

[1] Credit facility has an initial maturity date of July 25, 2016 with two one-year extensions, subject to certain conditions. Weighted-average debt maturity assumes that the extensions are exercised.

7

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Consolidated Balance Sheets
Amounts in thousands

	Sep 30, 2015	Dec 31, 2014
Assets
Real estate investments, at cost:
Land	$344,767	$326,696
Buildings, fixtures and improvements	1,702,345	1,519,558
Construction in progress	28	9,706
Acquired intangible lease assets	524,264	484,079
Total real estate investments, at cost	2,571,404	2,340,039
Less accumulated depreciation and amortization	(109,922)	(42,568)
Total real estate investments, net	2,461,482	2,297,471
Cash and cash equivalents	32,080	64,684
Restricted cash	4,076	6,104
Derivatives, at fair value	5,451	13,638
Investment securities, at fair value	-	490
Prepaid expenses and other assets	39,016	24,873
Due from affiliates	53	500
Deferred tax assets	2,905	2,102
Goodwill and other intangible assets, net	3,390	3,665
Deferred financing costs, net	13,785	15,270
Total assets	$2,562,238	$2,428,797

Liabilities and Equity
Mortgage notes payable	$509,427	$281,186
Mortgage premium, net	798	1,165
Credit facility	735,357	659,268
Below-market lease liabilities, net	28,878	21,676
Derivatives, at fair value	7,256	6,115
Listing note, at fair value	3,380	-
Due to affiliates	943	400
Accounts payable and accrued expenses	22,698	19,357
Deferred rent and other liabilities	12,890	12,252
Current taxes payable	3,166	-
Dividends payable	249	10,709
Total liabilities	1,325,042	1,012,128

Common stock	1,692	1,782
Additional paid in capital	1,479,879	1,575,592
Accumulated other comprehensive (loss) income	(4,277)	(5,589)
Accumulated earnings (deficit)	(255,460)	(155,116)
Total shareholders' equity	1,221,834	1,416,669
Non-controlling interests	15,362	-
Total equity	1,237,196	1,416,669
Total liabilities and equity	$2,562,238	$2,428,797

8

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Consolidated Statements of Income
Amounts in thousands, except per share data and ratios

	Three Months Ended			YTD
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2015

Revenues
Rental income	$47,836	$47,234	$47,432	$142,502
Operating expense reimbursement	2,416	1,834	2,537	6,787
Total revenues	50,252	49,068	49,969	149,289

Expenses:
Property operating	3,355	3,377	4,059	10,791
Operating fees to affiliates	4,902	4,065	1,244	10,211
Acquisition and transaction related	4,680	212	1,085	5,977
Listing Fees	-	18,503	-	18,503
Vesting of class B units	-	14,480	-	14,480
Change in fair value of listing note	(1,050)	4,430	-	3,380
General and administrative	2,014	1,885	1,739	5,638
Equity based compension	1,917	510	8	2,435
Depreciation and amortization	22,949	22,089	21,114	66,152
Total expenses	38,767	69,551	29,249	137,567
Operating income (loss)	11,485	(20,483)	20,720	11,722
Other income (expense):
Interest expense	(9,041)	(7,947)	(7,811)	(24,799)
Income from investments	8	-	7	15
Losses on foreign currency	-	-	-	-
Realized losses on investment securities	(66)	-	-	(66)
Gains (losses) on derivative instruments	2,310	(3,736)	4,211	2,785
Gains (losses) hedging instrument deemed ineffective	1,505	(508)	1,448	2,445
Unrealized gains (losses) on non-functional foreign currency advances not designated as net investment hedges	-	(11,842)	8,907	(2,935)
Other (expense) income	(10)	12	13	15
Total other (expense) income, net	(5,294)	(24,021)	6,775	(22,540)
Net income (loss) before income taxes	6,191	(44,504)	27,495	(10,818)
Income taxes (expense) benefit	(703)	(1,303)	(1,640)	(3,646)
Net income (loss)	5,488	(45,807)	25,855	(14,464)
Non-controlling interest	(56)	143	-	87
Net income (loss) attributable to stockholders	$5,432	$(45,664)	$25,855	$(14,377)

Basic and Diluted Earnings Per Share:
Basic and diluted net income (loss) per share attributable to stockholders	$0.03	$(0.25)	$0.14	$(0.08)
Basic and diluted weighted average shares outstanding (thousands)	168,948	180,380	179,156	176,124

9

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Non-GAAP Measures
Amounts in thousands, except per share data and ratios

	Three Months Ended			YTD
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2015

EBITDA:
Net income (loss)	$5,488	$(45,807)	$25,855	$(14,464)
Listing Fees	-	18,503	-	18,503
Vesting of class B units	-	14,480	-	14,480
Change in fair value of listing note	(1,050)	4,430	-	3,380
Equity based compension	1,917	510	8	2,435
Acquisition and transaction related	4,680	212	1,085	5,977
Depreciation and amortization	22,949	22,089	21,114	66,152
Interest expense	9,041	7,947	7,811	24,799
Income tax expense	703	1,303	1,640	3,646
EBITDA	$43,728	$23,667	$57,513	$124,908

Adjusted EBITDA:
Income from investments	$(8)	$-	$(7)	$(15)
Gain (loss) on foreign currency	-	-	-	-
Realized gain (loss) on investment securities	66	-	-	66
Gain (loss) on derivative instruments	(2,310)	3,736	(4,211)	(2,785)
Gains (losses) hedging instrument deemed ineffective	(1,505)	508	(1,448)	(2,445)
Unrealized gains (losses) on non-functional foreign currency advances not designated as net investment hedges	-	11,842	(8,907)	2,935
Other (expense) income	10	(12)	(13)	(15)
Adjusted EBITDA	$39,981	$39,741	$42,927	$122,649

Net Operating Income (NOI):
Operating fees to affiliates	$4,902	$4,065	$1,244	$10,211
General and administrative	2,014	1,885	1,739	5,638
NOI	$46,897	$45,691	$45,910	$138,498

Cash Net Operating Income (Cash NOI):
Amortization of above/below market lease assets and liabilities	94	102	109	305
Straight-line rent	(3,697)	(3,437)	(4,439)	(11,573)
Cash NOI	43,294	42,356	41,580	127,230

10

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Non-GAAP Measures
Amounts in thousands, except per share data and ratios

	Three Months Ended			YTD
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Sep 30, 2015

Funds from operations (FFO):
Net income (loss) attributable to stockholders in accordance with GAAP	$5,432	$(45,664)	$25,855	$(14,377)
Depreciation and amortization	22,949	22,089	21,114	66,152
FFO (as defined by NAREIT)	$28,381	$(23,575)	$46,969	$51,775
Acquisition fees and expenses	4,680	212	1,085	5,977
Listing Fees	-	18,503	-	18,503
Vesting of class B units	-	14,480	-	14,480
Change in fair value of listing note	(1,050)	4,430	-	3,380
Core FFO	$32,011	$14,050	$48,054	$94,115
Non-cash equity based compensation	1,917	510	8	2,435
Non-cash portion of interest expense	2,306	1,994	1,944	6,244
Realized gain (loss) on investment securities	66	-	-	66
Nonrecurring general and administrative expenses[1]	188	-	-	188
Distributions on Class B units	(94)	309	124	339
Amortization of above-market lease assets and liabilities, net	94	101	109	304
Straight-line rent	(3,697)	(3,437)	(4,439)	(11,573)
Gains (losses) on derivative instruments[2]	-	-	-	-
(Gains) losses on hedging instruments deemed ineffective	(1,505)	508	(1,448)	(2,445)
Unrealized gains (losses) on non-functional foreign currency advances not designated as net investment hedges	-	11,842	(8,907)	2,935
Accretion of discount/amortization of premiums	(123)	(202)	(42)	(367)
Adjusted funds from operations (AFFO)	$31,163	$25,675	$35,403	$92,241

Fully diluted shares outstanding[3] (thousands)	170,934	182,190	179,156

FFO per diluted share	$0.17	$(0.13)	$0.26

Core FFO per diluted share	0.19	0.08	0.27

AFFO per diluted share	0.18	0.14	0.20

Dividends declared	$30,308	$24,294	$31,364

Footnotes:

[1] Represents our estimate of non-recurring internal audit service fees.

[2] During the third quarter 2015, we no longer adjust AFFO for (gains) losses on derivative instruments. As a result of this change, we revised the prior period amounts in our reconciliation of AFFO. AFFO for three months ended June 30, 2015 and March 31, 2015 were previously reported as $29,411 and $31,192, respectively, when including the (gains) losses on derivative instruments of $3,736 and $(4,211) for each of these respective periods.

[3] Fully diluted shares outstanding represents common shares outstanding and all participating common share equivalents (OP units and unvested restricted stock units) as of each respective reporting period.

11

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Debt Overview
As of September 30, 2015
Amounts in thousands, except per share data, ratios and percentages

Year of Maturity	Number of Properties	Weighted-Average Debt Maturity (Years)	Weighted-Average Interest Rate[2]	Total Outstanding Balance	Percent
Non-Recourse Debt
Remaining 2015	-	-	-	$-
2016	-	-	-	-
2017	19	1.7	6.24%	23,322
2018	8	2.9	2.83%	84,264
2019	10	3.8	2.63%	195,306
2020	34	4.9	3.03%	188,479
2021	1	5.8	5.32%	18,056
Total Non-Recourse Debt	72	4.0	3.07%	$509,427	41%

Recourse Debt
Senior Unsecured Credit Facility[1]		2.8	2.10%	$735,357
Total Recourse Debt		2.8	2.10%	$735,357	59%

Total Debt		3.3	2.50%	$1,244,784	100%

Total Debt by Currency				Percent
USD				21%
EUR				41%
GBP				38%
Total				100%

Footnotes:

[1] Credit facility has an initial maturity date of July 25, 2016 with two one-year extensions, subject to certain conditions. Weighted average debt maturity assumes that the extensions are exercised.

[2] As of September 30, 2015, the Company’s total combined debt had a weighted average interest rate cost of 2.5%, of which 67.8% was fixed rate or swapped to a fixed rate and 32.2% at floating rate.

12

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Investment Activity
As of September 30, 2015
Amounts in thousands, except per share data, ratios and percentages

2015 Acquisitions

Property	Property Location(s)	Purchase Price [1]	Closing Date	Property Type(s)	Gross Square Footage
1Q15
C&J Energy	3990 Rogerdale, Houston, TX	$34,320	Mar 05, 2015	Office	125
FedEx Ground Package System, Inc.	603 West b1550 South, Salina, UT	4,335	Mar 12, 2015	Distribution	12
1Q15 Total		$38,655			137

2Q15
FedEx Ground Package System, Inc.	3815 Airport Road, Pierre, SD	4,500	Apr 09, 2015	Distribution	26
Fresenius	520 Physicians Lane, Sumter, SC	4,029	May 01, 2015	Office	10
2Q15 Total		$8,529			36

3Q15
Fresenius	3801 Woodlake Dr, Hephzibah, GA	2,778	Jul 15, 2015	Office	6
Crowne Group	24358 Groesbeck Highway, Warren, MI	4,361	Aug 03, 2015	Industrial	92
Crowne Group	576 Beck Street, Jonesville, MI	4,104	Aug 03, 2015	Industrial	89
Crowne Group	18401 Malyn Blvd, Fraser, MI	5,223	Aug 03, 2015	Industrial	115
Crowne Group	3108 Highway 76 East, Marion, SC	10,263	Aug 31, 2015	Industrial	225
Crowne Group	4004 North US 421, Madison, IN	10,587	Aug 31, 2015	Industrial	232
Crowne Group	101 East Industrial Blvd, Logansport, IN	8,462	Aug 31, 2015	Industrial	186
JIT Steel	610 Manufacturers Way, Chattanooga, TN	3,976	Sep 08, 2015	Industrial	76
JIT Steel	530 Manufacturers Way, Chattanooga, TN	2,635	Sep 08, 2015	Industrial	51
Mapes & Sprowl	1100 East Devon Avenue, Elk Grove Village, IL	6,194	Sep 08, 2015	Industrial	61
Beacon Health	3355 Douglas Rd, South Bend, IN	10,890	Sep 16, 2015	Office	50
National Oilwell	4612 County Road 430, Pleasanton, TX	4,000	Sep 17, 2015	Industrial	16
Office Depot	Columbusweg 33, Venlo, The Netherlands	24,019	Sep 22, 2015	Office	206
Finnair	Helsinki Airport, Helsinki, Finland	88,490	Sep 23, 2015	Industrial	656
Hannibal	6501 Bimgle Rd, Houston, TX	14,389	Sep 24, 2015	Industrial	109
FedEx	1730 Energy Drive, Mankato, MN	7,452	Sep 25, 2015	Industrial	91
3Q15 Total		$207,823			2,261
Year-to-Date Total Acqusitions		$255,007			2,434

Footnotes:

[1] Purchase price, excluding acquisition related costs, based on the exchange rate at the date of purchase, where applicable.

13

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Top Ten Tenants
As of September 30, 2015
Amounts in thousands, except per share data, ratios and percentages

Tenant / Lease Guarantor	Property Type	Tenant Industry	GAAP NOI[1]	Percent
RWE AG	Office	Utilities	$10,717	5%
FedEx Ground Package System, Inc.	Distribution	Freight	9,620	5%
Family Dollar	Retail	Discount Retail	8,825	4%
Finnair	Industrial	Aerospace	8,810	4%
Government Services Administration (GSA)	Office	Government	8,684	4%
Quest Diagnostics, Inc.	Office	Healthcare	6,308	3%
Crown Crest	Distribution	Retail	6,034	3%
Tokmanni	Office	Discount Retail	5,791	3%
Fujitsu Office Properties	Office	Technology	4,896	2%
Trinity Health	Office	Healthcare	4,927	2%
Subtotal			$74,612	35%

Remaining portfolio			127,673	65%

Total Portfolio			$202,285	100%

Footnotes:

[1] GAAP NOI is on an annualized basis and is based on foreign currency exchange rates as of September 30, 2015.

14

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Diversification by Property Type
As of September 30, 2015
Amounts in thousands, except per share data, ratios and percentages

	Total Portfolio				Unencumbered Portfolio
Property Type	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent
Office	$107,588	53%	7,075	38%	$55,553	48%	3,812	31%
Industrial	39,183	20%	5,004	27%	26,819	23%	3,762	31%
Retail	30,655	15%	2,920	16%	15,887	14%	1,796	16%
Distribution	22,520	11%	3,683	19%	15,476	13%	2,702	22%
Other	2,339	1%	58	0%	2,339	2%	57	0%
Total	$202,285	100%	18,740	100%	$116,074	100%	12,129	100%

Footnotes:

[1] GAAP NOI is on an annualized basis and is based on foreign currency exchange rates as of September 30, 2015.

15

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Diversification by Tenant Industry
As of September 30, 2015
Amounts in thousands, except per share data, ratios and percentages

	Total Portfolio				Unencumbered Portfolio
Industry Type	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent
Discount Retail	$18,422	9%	2,032	11%	$12,630	11%	1,231	10%
Technology	16,632	8%	892	5%	5,517	5%	253	2%
Financial Services	16,410	8%	1,014	5%	5,136	4%	559	5%
Aerospace	14,587	7%	1,258	7%	5,777	5%	602	5%
Energy	14,097	7%	1,043	6%	14,097	12%	1,043	9%
Utilities	12,655	6%	673	4%	-	-	-	-
Healthcare	12,566	6%	664	4%	6,258	5%	440	4%
Freight	11,087	6%	1,164	6%	11,087	10%	1,164	10%
Retail	10,349	5%	1,442	8%	-	-	-	-
Pharmaceuticals	9,789	5%	390	2%	9,789	8%	390	3%
Telecommunications	8,928	4%	648	3%	6,707	6%	535	4%
Government	8,684	4%	333	2%	8,684	7%	333	3%
Auto Manufacturer	3,827	2%	939	5%	3,827	3%	939	8%
Specialty Retail	3,473	2%	280	1%	-	-	-	-
Automotive Parts Supplier	3,444	2%	411	2%	1,311	1%	91	1%
Restaurant - Quick Service	3,424	2%	74	0%	-	-	-	-
Home Decor	3,256	2%	565	3%	3,256	3%	565	4%
Metal Processing	2,862	1%	448	2%	2,862	3%	448	4%
Auto Manufacturing	2,729	1%	1,001	5%	2,729	2%	1,001	8%
Home Maintenance	2,513	1%	231	1%	-	-	-	-
Foot Apparel	2,141	1%	589	3%	2,141	2%	589	5%
Metal Fabrication	2,120	1%	297	2%	2,120	2%	297	2%
Consumer Goods	2,060	1%	272	1%	1,049	1%	96	1%
Other	16,230	9%	2,080	12%	11,097	10%	1,553	12%
Total	$202,285	100%	18,740	100%	$116,074	100%	12,129	100%

Footnotes:

[1] GAAP NOI is on an annualized basis and is based on foreign currency exchange rates as of September 30, 2015.

16

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Diversification by Geography
As of September 30, 2015
Amounts in thousands, except per share data, ratios and percentages

	Total Portfolio				Unencumbered Portfolio
Region	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent	GAAP NOI[1]	GAAP NOI Percent	Square Footage	Sq. ft. Percent
United States	$120,801	59.6%	12,151	64.7%	$108,869	93.8%	11,575	95.4%
Texas	23,238	11.5%	2,010	10.7%	23,238	20.0%	2,010	16.6%
Michigan	16,238	8.0%	2,296	12.3%	16,238	14.0%	2,296	18.9%
California	12,890	6.4%	675	3.6%	4,170	3.6%	165	1.4%
New Jersey	8,505	4.2%	349	1.9%	8,505	7.3%	349	2.9%
Tennessee	5,875	2.9%	789	4.2%	5,875	5.1%	789	6.5%
Indiana	4,563	2.3%	1,114	5.9%	4,563	3.9%	1,114	9.2%
Ohio	4,203	2.1%	508	2.7%	4,203	3.6%	508	4.2%
Pennsylvania	3,753	1.9%	376	2.0%	3,753	3.2%	376	3.1%
Kentucky	3,687	1.8%	517	2.8%	3,687	3.2%	517	4.3%
South Carolina	3,587	1.8%	424	2.3%	3,587	3.1%	424	3.5%
Florida	3,421	1.7%	244	1.3%	3,421	2.9%	244	2.0%
Puerto Rico	3,212	1.6%	65	0.3%	-	-	-	-
Illinois	2,629	1.3%	571	3.0%	2,629	2.3%	571	4.7%
Missouri	2,582	1.3%	139	0.7%	2,582	2.2%	139	1.1%
New York	2,398	1.2%	221	1.2%	2,398	2.1%	221	1.8%
Minnesota	1,854	0.9%	150	0.8%	1,854	1.6%	150	1.2%
Massachusetts	1,772	0.9%	127	0.7%	1,772	1.5%	127	1.1%
Oklahoma	1,617	0.8%	159	0.8%	1,617	1.4%	159	1.3%
Maine	1,511	0.7%	50	0.3%	1,511	1.3%	50	0.4%
North Carolina	1,467	0.7%	243	1.3%	1,467	1.3%	243	2.0%
Kansas	1,275	0.6%	179	1.0%	1,275	1.1%	179	1.5%
Louisiana	1,260	0.6%	137	0.7%	1,260	1.1%	137	1.1%
South Dakota	1,126	0.6%	54	0.3%	1,126	1.0%	54	0.4%
Arizona	982	0.5%	159	0.8%	982	0.8%	159	1.3%
North Dakota	884	0.4%	47	0.3%	884	0.8%	47	0.4%
Colorado	866	0.4%	27	0.1%	866	0.7%	27	0.2%
Mississippi	800	0.4%	81	0.4%	800	0.7%	81	0.7%
Alabama	791	0.4%	74	0.4%	791	0.7%	74	0.6%
Maryland	785	0.4%	120	0.6%	785	0.7%	120	1.0%
Georgia	670	0.3%	48	0.3%	670	0.6%	48	0.4%
Nebraska	564	0.3%	58	0.3%	564	0.5%	58	0.5%
New Mexico	470	0.2%	46	0.2%	470	0.4%	46	0.4%
Utah	395	0.2%	20	0.1%	395	0.3%	20	0.2%
Iowa	296	0.1%	32	0.2%	296	0.3%	32	0.3%
Delaware	269	0.1%	10	0.1%	269	0.2%	10	0.1%
Idaho	201	0.1%	16	0.1%	201	0.1%	16	0.1%
Arkansas	89	0.0%	8	0.0%	89	0.1%	8	0.0%
Virginia	76	0.0%	8	0.0%	76	0.1%	7	0.0%
International:	-	-	-	-	-	-	-	-
United Kingdom	40,496	20.1%	2,708	14.5%	-	-	-	-
Germany	19,182	9.5%	1,870	10.0%	-	-	-	-
Finland	14,601	7.2%	1,457	7.8%	-	-	-	-
The Netherlands	7,205	3.6%	554	3.0%	7,205	6.2%	554	4.6%
Total	$202,285	100%	18,740	100%	$116,074	100%	12,129	100%

Footnotes:

[1] GAAP NOI is on an annualized basis and is based on foreign currency exchange rates as of September 30, 2015.

17

Global Net Lease, Inc.
Supplemental Information
Quarter ended September 30, 2015 (unaudited)

Lease Expirations
As of September 30, 2015
Amounts in thousands, except per share data, ratios and percentages

Year of Expiration	Number of Leases Expiring	GAAP NOI[1]	GAAP NOI Percent	Leased Rentable Square Feet	Percent of Rentable Square Feet Expiring
Remaining 2015	-	$-	-	-	-
2016	-	-	-	-	-
2017	-	-	-	-	-
2018	-	-	-	-	-
2019	-	-	-	-	-
2020	2	3,482	1.7%	386	2.1%
2021	2	5,003	2.5%	323	1.7%
2022	16	20,672	10.2%	1,553	8.3%
2023	25	18,027	8.9%	1,891	10.1%
2024	39	46,059	22.8%	3,868	20.6%
2025	35	20,892	10.3%	1,758	9.4%
2026	17	27,188	13.4%	2,035	10.9%
2027	10	2,413	1.2%	163	0.9%
2028	47	8,896	4.4%	1,058	5.6%
2029	118	25,803	12.8%	2,732	14.6%
2030	9	4,361	2.2%	312	1.7%
Thereafter (>2030)	9	19,489	9.6%	2,661	14.1%
Total	329	$202,285	100%	18,740	100%

Annualized GAAP NOI by Year of Lease Expiration as a Percentage of Total GAAP NOI

Footnotes:

[1] GAAP NOI is on an annualized basis and is based on foreign currency exchange rates as of September 30, 2015.

18